SUPPLEMENT DATED FEBRUARY 11, 2011

To the variable annuity prospectus dated May 1, 2010, as supplemented
 June 1, 2010, September 1, 2010, October 18, 2010, and January 14, 2011 of:

Allianz Alterity®
Allianz Rewards®

To the variable annuity prospectus dated May 1, 2010, as supplemented June 1, 2010 of:

Allianz High Five®
Valuemark® II
Valuemark® IV

ISSUED BY

Allianz Life Insurance Company of North America
and Allianz Life Variable Account B

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

In August of 2010, the Board of Directors/Trustees of the Acquired Fund listed below approved a proposal to reorganize certain funds, to include a merger of the Acquired Fund into the Acquiring Fund listed below. Subject to shareholder approval, the reorganization and merger is scheduled to be completed on March 11, 2011.

Acquired Fund	Acquiring Fund
Seligman Smaller-Cap Value Portfolio*	Seligman Variable Portfolio – Smaller Cap Value Fund*

* Available for additional purchase payments and/or transfers to High Five, Valuemark II and Valuemark IV Owners with Contract Value in the Investment Option on April 30, 2004.  Closed to Alterity and Rewards Owners and not available for additional purchase payments and/or transfers after February 18, 2011.

Completion of the reorganization and merger is subject to a number of conditions, including approval by shareholders of the Acquired Fund. Proxy materials regarding the merger were distributed to shareholders of the Acquired Fund in December of 2010. A special meeting of shareholders to consider the merger will be held on February 15, 2011. Subject to satisfaction of these and other conditions of the merger, it is anticipated that the merger will become effective on March 11, 2011 or as soon as practicable following shareholder approval. Once completed, Contract Owners with interests in the Acquired Fund will have interests in the Acquiring Fund.

PRO-007-0510